                                                                     Exhibit 1

                                    $20,000,000
                           (Aggregate Liquidation Amount)

                               MARINER CAPITAL TRUST

                             ___% Preferred Securities
                 (Liquidation Amount $10.00 per Preferred Security)

                               UNDERWRITING AGREEMENT




                                   June ___, 1998
                                     _____ p.m.




FERRIS, BAKER WATTS, INCORPORATED
  As Representative of the
  Several Underwriters Identified
  In Schedule I Hereto,
1720 Eye Street, N.W.
Washington, D.C.  20006

Ladies and Gentlemen:

     Section 1. Introduction. First Mariner Bancorp, a Maryland corporation (the "Company"), and Mariner Capital Trust, a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act") (the "Trust" and, together with the Company, sometimes the "Offerors"), propose, upon the terms and subject to the conditions set forth in this underwriting agreement (this "Agreement") that the Trust issue and sell to the several underwriters named in
Schedule I hereto (each an "Underwriter" and, collectively, the "Underwriters"), for which Ferris, Baker Watts, Incorporated is acting as representative (the "Representative"), with respect to the proposed issuance and sale by the Trust of its _______% Preferred Securities, with a liquidation amount of $10.00 per Preferred Security (the "Securities"), the terms of which are more fully described in the Prospectus (as hereinafter defined). Such Securities will be issued pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement") among the Company as Depositor and Wilmington Trust Company, as

Delaware Trustee and as Property Trustee. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to and to the extent provided by a Guarantee Agreement (the "Guarantee Agreement"), dated ____________, 1998, between the Company and Wilmington Trust Company, as Guarantee Trustee (the "Guarantee Trustee").

          The entire proceeds of the sale of the Securities to be issued pursuant hereto and the common securities of the Trust (the "Common Securities") will be used to purchase an equivalent dollar amount of junior subordinated debentures (the "Subordinated Debentures") to be issued by the Company pursuant to a Junior Subordinated Indenture (the "Indenture"), dated ___________, 1998, between the Company and Wilmington Trust Company, as Debenture Trustee (the "Debenture Trustee").

          The 2,000,000 Securities proposed to be sold by the Trust are referred to herein as the "Firm Securities." The Offerors also propose to grant to the Underwriters an option to purchase up to an additional 300,000 Securities, referred to herein as the "Additional Securities" (and, together with the Firm Securities, the "Preferred Securities"), if requested by the Underwriters as provided in Section 3 hereof.

          The registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Preferred Securities, the Subordinated Debentures and the Guarantee, as amended at the time it is or was declared effective by the Securities and Exchange Commission (the "Commission") and, in the event of any amendment thereto after the effective date, such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the rules and regulations of the Commission under the Securities Act (the "Securities Act Rules and Regulations") increasing the size of the offering registered under the Securities Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Securities Act Rules and Regulations, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission and any related prospectus supplement or supplements relating to the Preferred Securities, the Guarantee or the Subordinated Debentures as previously filed with or promptly hereafter filed with the Commission pursuant to Rule 424(b) of the Securities Act Rules and Regulations, is hereinafter called the "Prospectus,' except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Securities Act Rules and Regulations provided by the Offerors for use with a prospectus subject to completion within the meaning of such Rule 434 in order to meet the requirements of Section 10(a) of the Securities Act) filed by the Offerors with the Commission pursuant to Rule 424(b) (and

Rule 434, if applicable) of the Securities Act Rules and Regulations or any other such prospectus provided to the Underwriters by the Offerors for use in connection with the offering of the Preferred Securities (whether or not required to be filed by the Offerors with the Commission pursuant to Rule 424(b) of the Securities Act Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Securities Act Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Offerors for such use. The term "Preliminary Prospectus" as used herein means the preliminary prospectus included in any Registration Statement prior to the time it becomes or became effective under the Securities Act and any prospectus subject to completion as described in Rule 430A or 434 of the Securities Act Rules and Regulations.

     Section 2. Representations and Warranties and Agreements of the Offerors.

          (a) The Offerors, jointly and severally, represent and warrant to, and agree with, each of the Underwriters, as of the date hereof, as of the Closing Date and as of each Option Closing Date (as each such term is defined in Section 5 hereof), if any, (except in respect of such representations as are specified as being made as of a particular date) as follows:

               (i) A registration statement on Form S-1 (File Nos. 333-53789 and 333-53789-01 ) under the Securities Act with respect to the Preferred Securities, the Subordinated Debentures and the Guarantee, including a form of prospectus subject to completion, has been prepared by the Offerors in conformity with the requirements of the Securities Act, the Securities Act Rules and Regulations, the Trust Indenture Act of 1939, as amended (the Trust Indenture Act") and the rules and regulations thereunder and has been filed with the Commission. The Offerors have prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. If the Offerors have elected to rely upon Rule 462(b) of the Securities Act Rules and Regulations to increase the size of the offering registered under the Securities Act, the Offerors will prepare and file with the Commission a registration statement with respect to such increase pursuant to such Rule.

          If the Offerors have elected not to rely upon Rule 430A of the Securities Act Rules and Regulations, the Offerors have prepared and will promptly file an amendment to the registration statement and an amended prospectus (including a term sheet meeting the requirements of Rule 434 of the Securities Act Rules and Regulations) if necessary to complete the Prospectus. If the Offerors have elected to rely upon Rule 430A of the Securities Act Rules and Regulations, they will prepare and file a prospectus (or a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A.

          Copies of the Registration Statement, any amendment thereto and any Preliminary Prospectus filed with the Commission, including the exhibits, financial statements and schedules thereto, have been delivered by the Offerors to the Representative on behalf of the Underwriters.

               (ii) If the Registration Statement or any post-effective amendment thereto has been declared effective, the Commission has not issued any stop order suspending the effectiveness thereof or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement or any amendment or supplement thereto, and the Commission has not instituted or threatened to institute any proceedings with respect to such an order.


               (iii) The Registration Statement, on the date it was or is declared effective by the Commission, each Preliminary Prospectus, on the date of the filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission (or if not filed, on the date provided by the Offerors to the Underwriters in connection with offering and sale of the Preferred Securities) at the Closing Date and at each Option Closing Date, if any, conformed or will conform in all material respects with the requirements of the Securities Act, the Securities Act Rules and Regulations and the Trust Indenture Act and the rules and regulations thereunder. The Registration Statement, on the date it was or is declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus (including any term sheet meeting the requirements of Rule 434 of the Securities Act Rules and Regulations)) at the Closing Date and at each Option Closing Date, if any, did not and will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus on the date of the filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto on the date of filing thereof with the Commission (or if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Preferred Securities) at the Closing Date and at each Option Closing Date, if any, did not and will not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by an Underwriter through the Representative or by the Delaware Trustee, the Property Trustee, the Guarantee Trustee or the Debenture Trustee expressly for use therein (as identified in Section 9(b) hereof) and (ii) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification under the Trust Indenture Act. As of the date that the Registration Statement was or is declared effective by the Commission, as of the date that each Preliminary Prospectus was filed with the Commission, as of the date that the Prospectus and any amendment or supplement thereto was of is with the Commission (or if not filed, on the date provided by the Offerors to the Underwriters in connection with offering and sale of the Preferred Securities), at the Closing Date and at each Option Closing Date, no event has or will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement.

               (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, its jurisdiction of incorporation, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, and has all power and authority necessary to own or hold its properties and assets and to conduct the business in which it engages as described in or contemplated by the Registration Statement and the Prospectus. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

               (v) First Mariner Mortgage Corporation (the "Mortgage Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, and has all power and authority necessary to own or hold its properties and assets and to conduct the business in which it engages as described in or contemplated by the Registration Statement and the Prospectus. First Mariner Bank (the "Bank Subsidiary" and, with the Mortgage Subsidiary, the "Subsidiaries" and, individually, a "Subsidiary") is a state-chartered trust company organized, validly existing and in good standing under the laws of the State of Maryland, its state of organization, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, and has all power and authority necessary to own or hold its properties and assets and to conduct the business in which it engages, as described in or contemplated by the Registration Statement and the Prospectus. All eligible deposit accounts issued by the Bank Subsidiary are insured by the Federal Deposit Insurance

Corporation (the "FDIC") up to the maximum applicable amount in accordance with applicable law and the rules and regulations of the FDIC and no proceedings for the termination or revocation of such insurance are pending or, to the best knowledge of the Offerors, threatened. The Subsidiaries, together with Compass Properties, Inc. and First Mariner Investments Corporation, each of which is inactive and conducts no business or operations, are all of the direct and indirect subsidiaries of the Company, and the Subsidiaries, together with the Trust, constitute all of the "significant subsidiaries" of the Company as defined in Rule 1-02 of Regulation S-X of the Commission.

               (vi) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, has been duly authorized to do business in each jurisdiction where such qualification is required and has all power and authority necessary to own or hold its properties and assets and to conduct the business in which it is engaged as described in or contemplated by the Registration Statement and the Prospectus. The Trust has conducted and will conduct no business other than as contemplated by the Trust Agreement and as described in or contemplated by the Registration Statement and the Prospectus. The Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus. At and after such time as the Company has purchased Common Securities equal to at least 3% of the total equity of the Trust, the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

               (vii) The Company has all power and authority necessary to enter into, execute, deliver and perform its obligations under and with respect to the Indenture, the Trust Agreement and the Guarantee Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of its obligations under the Indenture, the Trust Agreement and the Guarantee Agreement. The Indenture, the Trust Agreement and the Guarantee Agreement have been duly authorized, and when executed and delivered by the Company, will be the valid and binding obligations of the Company, enforceable against the Company, in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and by the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws). The Indenture has been or will be duly qualified under the Trust Indenture Act. The Indenture, the Trust Agreement and the Guarantee Agreement conform or will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus and are in substantially the forms filed as exhibits to the Registration Statement.

               (viii) The Company has all power and authority necessary to enter into, execute, deliver and perform its obligations under and with respect to the Subordinated Debentures. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, issuance, delivery and performance by the Company of its obligations under the Subordinated Debentures. The Subordinated Debentures have been duly authorized and, when issued by the Company against payment therefor, as contemplated by the Prospectus, will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and by the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws) and will be in the form contemplated by, and entitled to the benefits provided by, the Indenture. The Subordinated Debentures conform or will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

               (ix) The Trust has all power and authority necessary to enter into, execute, deliver and perform its obligations under and with respect to the Preferred Securities. All necessary trust action on the part of the Trust has been duly taken to authorize the execution, issuance, sale, delivery and performance by the Trust of its obligations under the Preferred Securities. The Preferred Securities have been duly authorized by the Trust Agreement, and when issued by the Trust against payment therefor as contemplated by the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the assets of the Trust, entitled to the benefits provided by the Trust Agreement. Good and marketable title to the Preferred Securities will pass to the Underwriters on the Closing Date or the applicable Option Closing Date, if any, free and clear of all liens, security interests, pledges, charges, mortgages or other defects or encumbrances of any kind or nature. The issuance of the Preferred Securities is not subject to preemptive or other similar rights and holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The Preferred Securities conform or will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (x) The Trust has all power and authority necessary to enter into, execute, deliver and perform its obligations under and with respect to the Common

Securities. All necessary trust action on the part of the Trust has been duly taken to authorize the execution, issuance, delivery and performance by the Trust of its obligations under the Common Securities. The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as contemplated by the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the assets of the Trust, entitled to the benefits provided by the Trust Agreement. At the Closing Date and at each Option Closing Date, if any, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of all liens, security interests, pledges, charges, mortgages or other defects or encumbrances of any kind or nature. The issuance of the Common Securities is not subject to preemptive or other similar rights. The Common Securities conform or will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

               (xi) The Company has the duly authorized capital stock set forth in the Prospectus. All of the shares of capital stock of the Company issued and outstanding have been duly and validly authorized and issued, are fully paid and nonassessable, without personal liability attaching to the ownership thereof, and none of such shares have been issued or are owned or held in violation of any preemptive or other similar rights. There are no holders of the securities of the Company having rights to registration thereof or preemptive or other similar rights to purchase capital stock of the Company and neither the filing of the Registration Statement nor the offering or sale of the Preferred Securities or the Subordinated Debentures as contemplated by the Registration Statement, the Prospectus and this Agreement gives rise to any rights (other than have been waived or satisfied) for or relating to the registration of any securities of the Company. The capital stock of the Company conforms in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Other than as set forth in the Registration Statement and the Prospectus, there are no options, warrants, or other rights to purchase or acquire from the Company or either Subsidiary any shares of the capital stock of the Company or a Subsidiary. All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized, validly issued and are fully paid and nonassessable and all such shares are held, in the case of the Bank Subsidiary, by the Company, and in the case of the Mortgage Subsidiary, by the Bank Subsidiary, free and clear of any liens, security interests, pledges, charges, mortgages or other defects or encumbrances of any kind or nature.

               (xii) The consolidated financial statements of the Company and the related notes and schedules thereto included in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations at the dates and for the periods indicated, are accurate in all material respects and fairly present the financial condition, results of

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operations, stockholders' equity and cash flows, and the other information of the Company and its consolidated subsidiaries at the respective dates and for the respective periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods presented (except as otherwise noted therein) and have been properly derived from the books and records of the Company, and such financial statements as are audited have been examined by KPMG Peat Marwick LLP, who are independent public accountants within the meaning of the Securities Act and the Securities Act Rules and Regulations, as indicated in their reports filed therewith. The selected financial information and statistical data set forth under the captions "Prospectus Summary--Summary Consolidated Financial Data," "Capitalization," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Prospectus fairly present the information set forth therein, have been derived from the financial statements or operating records of the Company and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. No other financial statements or financial information, except that which is contained in the Registration Statement or the Prospectus is required, by Form S-1, the Securities Act Rules and Regulations or otherwise, to be included in the Registration Statement or the Prospectus.

               (xiii) Since the respective dates as of which information is given in the Prospectus, and except as otherwise may be stated therein or contemplated thereby (A) none of the Company, either of the Subsidiaries or the Trust has entered into any transaction or incurred any liability or obligation, direct, contingent or otherwise, which is material to the Company and the Subsidiaries, taken as a whole or to the Trust; (B) there has not been any change in the outstanding capital stock of the Company, or any issuance of options, warrants or rights to purchase the capital stock of the Company except, with respect to options, such options as are set forth in Schedule II hereto, or any material increase in the short-term or long-term debt the Company or either of the Subsidiaries, except indebtedness and deposit liabilities incurred by the Bank Subsidiary in the ordinary course of its banking business, or any event on circumstance giving rise to a Material Adverse Effect (as hereinafter defined) relating to the Company or the Trust; (C) none of the Company, either of the Subsidiaries or the Trust has sustained any loss or damage (whether or not insured) which has resulted in or reasonably could be expected, individually or in the aggregate, to result in a Material Adverse Effect; (D) there has not been any interference with the business of the Company or either of the Subsidiaries or of the Trust from any labor dispute or court or governmental action, order or decree; (E) the Company has not paid or declared any dividend or other distribution with respect to its capital stock except that certain 10% stock dividend paid in respect of shares of the Company's common stock, par value $0.05 per share, on June 10, 1998 to holders of record on May 26, 1998 (the "Stock Dividend"); (F) there has not been any change, contingent or otherwise, in the direct or indirect control of the Company or the Trust and, to the best knowledge of the Company and the Trust, there do not exist any circumstances which would reasonably be expected to result in such a change; (G) there is no litigation pending or, to the best knowledge of the Offerors, threatened against the Company, either of the Subsidiaries or the Trust which might, individually in the aggregate, have a Material Adverse Effect on the Company or the Trust, or which is required by the Securities Act and the Securities Act Rules and Regulations to be set forth in the Registration Statement or the Prospectus which has not been so set forth; and (H) there has not occurred any other event and there has arisen no set of circumstances required by the Securities Act and the Securities Act Rules and Regulations to be set forth in the Registration Statement or the Prospectus which has not been so set forth. "Material Adverse Effect" means (i) when used in connection with the Company, any development, change or effect that is materially adverse to the business, properties, assets, net worth, condition (financial or other), results of operations, or prospects of the Company and the Subsidiaries, taken as a whole and (ii) when used in connection with the Trust, any development, change or effect that is materially adverse to the business, properties, assets, net worth, condition (financial or other), results of operations, or prospects of the Trust. None of the Company, either of the Subsidiaries or the Trust has any material contingent liabilities that are not disclosed in the Prospectus.

               (xiv) Each of the Company, each of the Subsidiaries and the Trust has filed all foreign, federal, state and local income, franchise and other material tax returns required to be filed (or has obtained extensions with respect thereto) and has paid all taxes shown as due thereunder and all assessments received by it to the extent that payment has become due, and has made all necessary payroll tax payments. All tax liabilities have been adequately provided for in the consolidated financial statements of the Company and, to the best knowledge of the Company and the Trust, there are no tax deficiencies which have been or might be asserted against any of the Company, either of the Subsidiaries or the Trust which, if so assessed, would have a Material Adverse Effect on the Company or the Trust, as the case may be.

               (xv) The Company and each of the Subsidiaries maintains insurance of the types and in amounts which the Company reasonably believes to be adequate for the conduct of their respective businesses and the value of their prospective properties and in such amounts and with such deductibles as are customary for companies in the same or similar businesses, all of which insurance is in full force and effect.

               (xvi) Other than as set forth in the Prospectus, there are no pending actions, suits, proceedings, or investigations or, to the best knowledge of the Company or the Trust, threatened or contemplated actions, suits or proceedings, before any court, regulatory body, administrative agency or other governmental body that (A) challenge the validity of this Agreement, or of any action taken or to be taken by the

Company or the Trust pursuant to or in connection herewith; (B) are required to be disclosed in the Registration Statement or the Prospectus which are not so disclosed; (C) if determined adversely to the Company or the Trust, reasonably could be expected, individually or in the aggregate, to have a Material Adverse Effect thereon; or (D) reasonably could be expected to materially and adversely affect the consummation of this Agreement and the transactions contemplated hereby. Any such proceedings that are set forth in the Prospectus are fairly and accurately summarized therein.


               (xvii) Each of the Company and the Trust has all power and authority to enter into, execute, deliver and perform its obligations under and with respect to this Agreement. All necessary corporate or trust proceedings, as the case may be, of the Company and the Trust have been duly taken to authorize the execution, delivery and performance by the Company and the Trust of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes a valid and binding obligation of the Company and of the Trust, enforceable against each in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and by the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws).
               (xviii)   None of the Company, either of the Subsidiaries or the
Trust is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, franchise, license, bond or other evidence of indebtedness or other agreement or instrument to which it is a party, by which it may be bound or to which any of its assets, properties or businesses are or may be subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect on the Company or the Trust, as the case may be. The Company's and the Trust's execution and delivery of this Agreement, and the Company's execution of the Indenture, the Trust Agreement and the Guarantee Agreement, and the consummation by the Company and/or the Trust of the transactions contemplated hereby and thereby, including, without limitation, the issuance, sale and delivery of the Preferred Securities and the Common Securities by the Trust and of the Subordinated Debentures by the Company, and the conduct of their respective businesses as described in or contemplated by the Registration Statement and the Prospectus, will not violate of any provision of the charter, bylaws or other governing documents of the Company or either of the Subsidiaries or the Trust Agreement or the Trust's certificate of trust filed with the state of Delaware on May 14, 1998 (the "Certificate of Trust"), or similar constructive documents of any of them and will not result in the breach of, or be in contravention of, constitute a default under, cause (or permit) the maturation or acceleration of any liability or the termination of any rights under, or result in the creation or imposition of any lien, security interest, pledge, charge, mortgage or other defect in or encumbrance upon, any assets, property or business of the Company, either of the Subsidiaries or the Trust pursuant to the terms of any contract, indenture, mortgage, loan agreement, note, lease, franchise, license, bond, other evidence of indebtedness, or other agreement or instrument to which the Company, either such Subsidiary or the Trust is a party, by which it may be bound or to which any of its assets, properties or businesses are or may be subject, or, assuming compliance with the Securities Act and applicable state securities or Blue Sky laws, any statute, judgment, decree, order, rule or regulation applicable to the Company, either of the Subsidiaries or the Trust of any arbitrator, court, regulatory body, administrative agency or other governmental body, except those, if any, that are described in the Prospectus or those which would not, individually or in the aggregate, have a Material Adverse Effect on the Company or the Trust, as the case may be.

               (xix) All executed agreements or copies of executed agreements filed as exhibits to the Registration Statement to which the Company, either of the Subsidiaries or the Trust is a party, by which any of them is or may be bound or to which any of their respective assets, properties or businesses are or may be subject have been duly and validly authorized, executed and delivered by the Company, such Subsidiary or the Trust, as the case may be, and constitute the legal, valid and binding agreements of the Company, such Subsidiary or the Trust, enforceable against it in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting enforcement of creditors' rights, and application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws). The descriptions and summaries contained in the Registration Statement of contracts and other documents are accurate and fairly present in all material respects the information required to be disclosed with respect thereto by the Securities Act and the Securities Act Rules and Regulations, and there are no contracts, other documents, transactions or circumstances which are required by the Securities Act and the Securities Act Rules and Regulations to be described in the Registration Statement or filed as exhibits thereto which are not so described or filed. The exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

               (xx) The Company and each of the Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all other property and assets owned thereby as set forth in the Prospectus, in each case free and clear of all liens, security interests, pledges, charges, mortgages and other defects or encumbrances of any kind or nature, except such as are described in the Prospectus or such as do not materially affect the value of any such property, and do not interfere with the use made or proposed to be made of such property by the Company or such

Subsidiary. Any real properties held or used by the Company or either of the Subsidiaries under lease are held or used under valid, subsisting and enforceable leases, such leases are in full force and effect, the Company or the Subsidiary, as the case may be, is not in default in respect of any material terms of any such lease and enjoys peaceful and undisturbed possession thereunder and, to the best knowledge of the Company, there are no claims that have been asserted by any party adverse to the Company's or the Subsidiary's right as lessee under any such lease or affecting or challenging the Company's or the Subsidiary's right to continue possession of the premises subject to any such lease which, individually or in the aggregate, would have a Material Adverse Affect on the Company. No real property owned, held or used by the Company or either of the Subsidiaries is situated in an area which is or, to the best knowledge of the Company, will be, subject to zoning, use, or building code restrictions that would prohibit (and no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, or use of any real or personal property exists or will exist which would prevent) the continued effective ownership, holding or use of such real property in the business of the Company or the Subsidiary as described in or contemplated by the Registration Statement and the Prospectus.

               (xxi) All legally required proceedings in connection with the issuance and sale of the Common Securities, the Preferred Securities, and the Subordinated Debentures and the Guarantee in accordance with this Agreement and as contemplated by the Registration Statement and the Prospectus have been taken and no consent, authorization, approval, order, registration, license, certificate, declaration or permit of or from, or filing with, any court, regulatory body, administrative agency or other governmental body, is required in connection with the execution and delivery of this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement, or the issuance and sale of the Common Securities, the Preferred Securities or the Subordinated Debentures, or the consummation by each of the Company and the Trust of the transactions contemplated by this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement, except such as have been described in the Prospectus or may be required, under the Securities Act, the Securities Act Rules and Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters, from The Nasdaq National Market (the "NNM") to have the Preferred Securities listed thereon, and by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the terms and conditions set forth in this Agreement. No consent of any party to any contract, agreement, mortgage, loan agreement, note, franchise, lease, bond, other evidence of indebtedness or other agreement or instrument, or any arrangement or understanding to which the Company or the Trust is a party, by which either of them may be bound or to which any of their respective assets, properties or businesses are or may be subject, is required for the execution, delivery or performance of this Agreement, the Indenture, the Trust Agreement or the Guarantee

Agreement, or the issuance and sale of the Common Securities, the Preferred Securities or the Subordinated Debentures, or the consummation by each of the Company and the Trust of the transactions contemplated by this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement.


               (xxii) None of the Company, either of the Subsidiaries or the Trust, or the conduct of their respective businesses as described in or contemplated by the Prospectus is in violation of any federal, state or local statute, administrative regulation or other law, the consequence of which violation(s), individually or in the aggregate, would have a Material Adverse Effect on the Company or the Trust, as the case may be, or which could in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement, the Indenture, the Trust Agreement, or the Guarantee Agreement, or the issuance and sale of the Common Securities, the Preferred Securities, or of the Subordinated Debentures, or the consummation by each of the Company and by the Trust of the other transactions contemplated by this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement.
               (xxiii)   None of the Company, either of the Subsidiaries or the
Trust is in violation of any provision of its charter, bylaws, the Trust Agreement, the Certificate of Trust, as the case may be, or other governing or constitutive documents; none of the Company, either of the Subsidiaries or the Trust is (or, as a result of the passage of time or based on its projected plans of operations, will be) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, agreement, mortgage, loan agreement, note, franchise, lease, bond, other evidence of indebtedness or other agreement or instrument to which it is a party, by which it may be bound or to which any of its assets, properties or businesses are or may be subject which, individually or in the aggregate, would have a Material Adverse Effect on the Company or the Trust, as the case may be, or which could in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement, or the issuance and sale of the Common Securities, the Preferred Securities or of the Subordinated Debentures, or the consummation by the Company and the Trust of the other transactions contemplated by this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement, and each contract, agreement, mortgage, loan agreement, note, franchise, lease, bond, other evidence of indebtedness and other agreement and instrument is in full force and effect and is a legal, valid and binding obligation of the Company, the relevant Subsidiary or the Trust, as the case may be.

               (xxiv) No action has been taken with respect to the Company, either Subsidiary or the Trust, and, to the best knowledge of the Company and the Trust, no federal, state or local statute, administrative regulation, or other law has been enacted, adopted or issued by any governmental agency that suspends the effectiveness of the Registration Statement, prevents or suspends the use of any Preliminary Prospectus or the Prospectus or suspends the sale of the Preferred Securities in any jurisdiction referred to in Section 6(c) hereof. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company, either Subsidiary or the Trust that could in any way prevent the issuance of the Preferred Securities, the Common Securities or the Subordinated Debentures, suspend the effectiveness of the Registration Statement, prevent or suspend the use of any Preliminary Prospectus or the Prospectus or suspend the sale of the Preferred Securities in any jurisdiction referred to in Section 6(c) hereof; and every request of the Commission, or any securities authority or agency of any jurisdiction, for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects.


               (xxv) The statements set forth in the Prospectus under the captions "Description of Preferred Securities Debentures," "Description of Junior Subordinated Debentures," "Description of Guarantee" and "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee," insofar as they purport to constitute a summary of the terms of the Company's and the Trust's securities, and under the captions "Business," "Management," "Supervision and Regulation" and "Underwriting" (except, with respect to the statements under the caption "Underwriting," for information furnished in writing to the Company by the Underwriters through the Representative expressly for use therein (as identified in Section 9(b) hereof)) insofar as they purport to describe the provisions of the laws and the provisions of documents referred to therein, accurately and fairly summarize such provisions in all material respects and there are no other provisions of law or of documents which are required by the Securities Act or the Securities Act Rules and Regulations to be described therein.
               (xxvi) The Company has received, subject to notice of issuance, approval to have the Preferred Securities listed on the NNM and the Company knows of no reason which is likely to adversely affect such approval.

               (xxvii)   None of the Company, either of the Subsidiaries or the
Trust is and, after giving effect to the offering and sale of the Preferred Securities, the Common Securities and the Subordinated Debentures, will not be, an "investment company" or an "affiliated person" of or a "promoter" or "principal underwriter" of or an entity "controlled" by an "investment company,' as such terms are defined in the Investment Company Act of 1940 (the "Investment Company Act").

               (xxviii) Each of the Company, each of the Subsidiaries and the Trust owns or is licensed or otherwise has sufficient right to use the proprietary knowledge, trademarks, service marks, trade names, trademark registrations, service mark registrations, logo marks, copyrights and rights (collectively, "Intellectual Property") necessary for the conduct of its business as described in or contemplated by the Registration Statement and the Prospectus, except that the Bank Subsidiary has not applied for a federal trademark registration for the name "First Mariner Bank" or for its logo, and the representations herein relating to the Intellectual Property of the Bank Subsidiary with respect to such name and logo are based solely on the Bank Subsidiary's continuous use of the name "First Mariner Bank" and of its logo in its market area without any adverse claims, the service mark registration under Maryland law of the Bank Subsidiary's name and logo, effective September 5, 1996, and the service mark registration under Virginia law of the Bank Subsidiary's name, effective May 29, 1996. To the best knowledge of the Company and the Trust, none of the activities engaged in by the Company, either of the Subsidiaries or the Trust infringes upon or otherwise conflicts with Intellectual Property rights of others. No claims have been asserted or, to the best knowledge of the Offerors, threatened against the Company, either of the Subsidiaries or the Trust by any person with respect to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any such Intellectual Property.


               (xxix) No labor disturbance(s) by, or labor dispute(s) with, the employees of the Company or either of the Subsidiaries exists or, to the best knowledge of the Offerors, is threatened or imminent which, individually or in the aggregate, would have a Material Adverse Effect on the Company.
               (xxx) Each of the administrators under the Trust Agreement (each of the "Administrators") is an employee of the Company and has been duly authorized to execute and deliver the Trust Agreement.

               (xxxi) To the best knowledge of the Offerors, no hazardous substances, hazardous wastes, pollutants or contaminants have been deposited or disposed of in, on or under the properties of the Company, or either of the Subsidiaries (including properties owned, managed or controlled by a Subsidiary in connection with its lending activities) during the period in which the Company, the Subsidiary has owned, occupied, managed, controlled or operated such properties, in violation of any environmental, safety, health or similar laws or regulations, orders, decrees or permits relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Regulations"), or any order, judgment, decree or permit which would require remedial action under any Environmental Regulations, except for any violations or remedial actions which would not have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company and each of the Subsidiaries (i) is in compliance with all applicable Environmental Regulations and (ii) has received all permits, licenses, consents or other approvals required under applicable Environmental Regulations to conduct its business, in each case except where the failure(s) to do so would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

               (xxxii) Each of the Company, each of the Subsidiaries and the Trust is in compliance with all applicable federal or state laws and the rules and regulations thereunder, applicable thereto including, without limitation, all such laws, rules and regulations relating to discrimination in the hiring, promotion or pay of employees, any applicable federal or state wages and hours law, and the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), applicable to their respective businesses, except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect on the Company or the Trust, as the case may be.

               (xxxiii) The employee benefit plans, including employee welfare benefit plans, of the Company and each of the Subsidiaries (the "Employee Plans") have been operated in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations (except to the extent such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect on the Company). No reportable event under Section 4043(b) of ERISA or any prohibited transaction under Section 406 of ERISA has occurred with respect to any employee benefit plan maintained by the Company or either of the Subsidiaries. There are no pending or, to the Company's best knowledge, threatened claims by or on behalf of any Employee Plan, by any employee or beneficiary covered under any such Plan or by any governmental authority or otherwise involving such Plans or any of their respective fiduciaries (other than for routine claims for benefits). All Employee Plans that are group health plans have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code in all material respects.

               (xxxiv) Each of the Company, each of the Subsidiaries and the Trust has all power and authority necessary, has obtained, maintained in effect and holds all consents, authorizations, approvals, orders, registrations, licenses, certificates, declarations and permits of and from, and has made all declarations and filings with all courts, regulatory bodies, administrative agencies, or other governmental bodies, necessary to own, lease, license and use its assets and properties and to conduct its business in the manner described in or contemplated by the Registration Statement and Prospectus. None of the Company, either of the Subsidiaries or the Trust has received any notice of proceedings relating to the use of its assets and properties as to the conduct of its business, and, to the best knowledge of the Company, no governmental body is considering limiting, suspending, modifying or revoking, any such consent, authorization, approval, order, registration, license certificate, declaration or permit which, individually or in the aggregate, if the subject of an unfavorable determination, would have a Material Adverse Effect on the Company. None of the Company, either of the Subsidiaries or the Trust is party to or otherwise subject to any consent decree, memorandum of understanding, written commitment or other supervisory agreement with the Board of Governors of the Federal Reserve System or any Federal Reserve Bank (the "Federal Reserve"), the FDIC, the Maryland Commissioner of Financial Regulation (the "Maryland Commissioner") or any other federal or state authority or agency responsible for the supervision, regulation or insurance of depository institutions, mortgage companies and their subsidiaries and holding companies (any "Bank Regulator"). Except as disclosed in the Registration Statement and the Prospectus, to the best knowledge of the Offerors there are no pending changes under any law, regulation, license, permit or order that, individually or in the aggregate, would have a Material Adverse Effect on the Company or the Trust. None of the Company, either of the Subsidiaries or the Trust has received any notice of, and to the best knowledge of the Company and the Trust, has not been threatened with, and/or has not been sued and is not under investigation with respect to, a violation or a possible violation of any provision of any law, regulation, license, permit or order, except such violation(s) as would not, individually or in the aggregate, have a Material Adverse Effect on the Company or the Trust, as the case may be.


               (xxxv) None of the Company, either of the Subsidiaries, the Trust or, to the best knowledge of the Offerors, any other person associated with or acting on behalf of the Company, either of the Subsidiaries or the Trust, including, without limitation, any director, officer, agent, or employee of the Company or either of the Subsidiaries has, directly or indirectly, while acting on behalf of the Company, such Subsidiary or the Trust (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other payment of funds of the Company or a Subsidiary or retained any funds which constitutes a violation of any law, rule or regulation or which was or is required to be disclosed in the Registration Statement or the Prospectus pursuant to the requirements of the Securities Act or the Securities Act Rules and Regulations.

               (xxxvi)   The Bank Subsidiary is in good standing with the
Maryland Commissioner and the activities of the Company and the Bank Subsidiary are permitted under applicable federal and state banking laws, rules and regulations. The Company and each of the Subsidiaries has all necessary approvals, including approvals of each Bank

Regulator having jurisdiction over it. The Company and each Subsidiary has filed with the appropriate governmental authorities each and every statement, report, information or form required to be filed by it pursuant to any applicable law, regulation, license, permit or order, except where the failure(s) to so file would not, individually or in the aggregate, have a Material Adverse Effect on the Company, all such filings or submissions were in compliance in all material respects with applicable laws and regulations when filed, and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions, except where the failure(s) to so file or cure would not, individually or in the aggregate, have such a Material Adverse Effect in the Company. No report or application filed by the Company or either of the Subsidiaries with any Bank Regulator (each such report or application, together with all exhibits thereto, a "Regulatory Report"), as of the date it was filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply with the applicable requirements of the applicable Bank Regulators, as the case may be. The Company and each of the Subsidiaries has timely filed each Regulatory Report that it was required to file with any Bank Regulator.

               (xxxvii) The books, records and accounts and systems of internal accounting controls of the Company and of each of the Subsidiaries comply in all material respects with the requirements of Section 13(b)(2) of the Exchange Act.

               (xxxviii) None of the Company, either of the Subsidiaries or the Trust or any of their respective officers, directors, trustees or affiliates (within the meaning of the Securities Act Rules and Regulations) has taken, directly or indirectly, any action designed to or that might reasonably be expected to result in stabilization or manipulation of the price of any securities of the Company or the Trust.


               (xxxix) None of the Company, either of the Subsidiaries, or the Trust or any other person associated with or acting on behalf of the Company, either of the Subsidiaries or the Trust has distributed or will distribute any prospectus or other offering material in connection with the offering or sale of the Preferred Securities other than a Preliminary Prospectus, Prospectus or other materials permitted by the Securities Act and the Securities Act Rules and Regulations to be distributed by the Company and the Trust.

                (xl) The minute books of the Company and each of the Subsidiaries are current and contain a correct record of all corporate action reflected therein as taken by the Boards of Directors and shareholders of the Company and the Subsidiaries and a correct and complete record of the ratification by the Boards of Directors of the Company and the Subsidiaries of all corporate action taken by such

Boards for which such minute books do not contain a record, and all signatures contained therein are true signatures of the persons whose signatures they purport to be.
               (xli) Except as described in the Prospectus, to the best knowledge of the Company there is no loss or threatened loss of any one or more customers, suppliers, or accounts of either of the Subsidiaries which loss(es) would, individually or in the aggregate, have a Material Adverse Effect on the Company.

               (xlii) Except pursuant to this Agreement, the Company has not incurred, directly or indirectly, any liability for a fee, commission or other compensation or reimbursement on account of the employment of a broker, finder agent, investment adviser or otherwise in connection with the transactions contemplated by this Agreement, the Indenture, the Trust Agreement, or the Guarantee Agreement.


               (xliii)    There are no business relationships or related party
transactions of the nature described in Item 404 of Regulation S-K of the Commission involving the Company, either of the Subsidiaries or the Trust and any person referred to in Items 401 or 404 of Regulation S-K, except as required to be described, and as so described, in the Prospectus.

               (xliv) To the best knowledge of the Offerors, since its inception, the Company has not incurred any liability arising under or as a result of the application of the provisions of the Securities Act. Without limiting the generality of the foregoing, all offers and sales of the Company's capital stock prior to the date hereof were at all relevant times exempt from the registration requirements of the Securities Act and from applicable state securities or Blue Sky laws or were made pursuant to effective registration statements in conformity with the Securities Act and the Securities Act Rules and Regulations and were properly qualified under all applicable state securities or Blue Sky laws. Any offering materials prepared in connection therewith did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading.

               (xlv) The conditions for use of Form S-1, as set forth in the General Instructions thereto, have been satisfied.

          (b) Any certificate signed by any officer of the Company or Administrator of the Trust and delivered to the Representative or to counsel to the Underwriters shall be deemed a representation and warranty by the Company and each of the Subsidiaries or of the Trust, as the case may be, to the underwriters as to the matters covered thereby.

     Section 3. Purchase of Securities by the Underwriters. On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, the respective number of Firm Securities set forth opposite the name of each such Underwriter in Schedule I hereto at a purchase price of $10.00 per Firm Security (the "Purchase Price"). As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities (together with the entire proceeds from the sale by the Trust to the Company of the Common Securities) will be used to purchase the Subordinated Debentures, on the Closing Date the Company hereby agrees to pay to the Representative, on behalf of the several Underwriters, a commission of $0.37 per Firm Security ($740,000 in the aggregate).

     On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors agree to issue and sell to each of the Underwriters, and each of the Underwriters shall have the right to purchase from the Trust, severally and not jointly from time to time, up to an aggregate of 300,000 Additional Securities at the Purchase Price. Additional Securities may be purchased as provided in
Section 5 hereof solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Firm Securities. If any Additional Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Additional Securities that bears the same proportion to the total number of Additional Securities to be purchased as the number of Firm Securities set forth opposite the name of such Underwriter in
Schedule I bears to the total number of Firm Securities. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities (together with the entire proceeds from the sale by the Trust to the Company of the Common Securities) will be used to purchase the Subordinated Debentures, or any Option Closing Date the Company hereby agrees to pay to the Representative, on behalf of the several Underwriters, a commission of $0.37 per Additional Security purchased on such Option Closing Date (up to an aggregate of $111,000).

     Section 4. Offering of the Preferred Securities by the Underwriters. The Company and the Trust are advised that the Underwriters propose to make a public offering of the Firm Securities, on the terms and conditions set forth in the Registration Statement from time to time as and when the Representative deems advisable after the Registration Statement becomes effective. Because the NASD is expected to view the Firm Securities as interests in a direct participation program, the offering of the Preferred Securities is being made in compliance with the applicable provisions of Rule 2810 of the NASD's Conduct Rules.

     Section 5.     Delivery of and Payment for the Preferred Securities.

          (a) Delivery to the Underwriters of, and payment to the Trust for, the Firm Securities shall be made at 10:00 a.m., Washington, DC time, on the third (or if the Firm Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m., on the fourth) full business day (such time and date being referred to as the "Closing Date") following the date of the initial public offering of the Firm Securities as advised to the Representative by the Company, at such place as the Representative shall designate.

           (b) Delivery to the Underwriters of and payment for any Additional Securities to be purchased by the Underwriters shall be made at such place as the Representative shall designate, at 10:00 a.m., Washington, DC time, on such date or dates (individually, an "Option Closing Date" and collectively, the "Option Closing Dates"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date, as shall be specified in a written notice from the Representative to the Offerors of the Underwriters' determination to purchase a number, specified in said notice, of Additional Securities. Any such notice may be given at any time within thirty (30) calendar days after the effective date of this Agreement.

          (c) The Preferred Securities will be delivered by the Trust to the Underwriters on the Closing Date or the applicable Option Closing Date, as the case may be, against payment of the Purchase Price therefor by certified or official bank check or wire transfer of same-day funds, payable to the order of the Trust to an account designated thereby. Delivery of the Preferred Securities may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative. The Preferred Securities shall be represented in the form of one or more fully registered global notes (the "Global Notes") in book-entry form registered in the name of the nominee of The Depository Trust Company. The Global Note(s) representing the Preferred Securities shall be made available for examination by the Representative not later than 10:00 a.m., Washington, DC time, on the last business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, with any transfer taxes payable upon initial issuance or the transfer thereof duly paid by the Company for the respective accounts of the Underwriters against payment of the Purchase Price therefor.

          (d) The documents to be delivered on the Closing Date or on an Option Closing Date, as the case may be, by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Preferred Securities to be purchased and any additional documents requested by the Underwriters, will be delivered at the offices of Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building,

2 Hopkins Plaza, Baltimore, Maryland 21201, or such other location as the Representative may designate (the "Closing Location").

          (e) A meeting will be held at the Closing Location at 2:00 p.m., Washington, DC time, on the business day next preceding Closing Date and each Option Closing Date, if any, or at such other time(s) as is mutually agreed upon by the parties hereto, at which meeting(s) the final drafts of the documents to be delivered pursuant to the preceding paragraph will be available for review by the parties hereto.

     Section 6. Covenants of the Company and the Trust. The Offerors, jointly and severally, covenant and agree with each of the Underwriters as follows:

          (a) The Offerors will use their respective best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, to become effective as promptly as practicable thereafter. If required, the Offerors will file the Prospectus and any amendments or supplements thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act. During any time when a prospectus relating to the Preferred Securities is required to be delivered under the Securities Act, each of the Offerors will comply in all material respects with all requirements imposed by the Securities Act and the Securities Act Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Preferred Securities in accordance with the provisions hereof and as contemplated by the Registration Statement and the Prospectus. With respect to any registration statement, prospectus, amendment (including any post-effective amendment), or supplement to be filed with the Commission in connection with the Preferred Securities, the Offerors will provide a copy of each such document to the Representative a reasonable time prior to the date such document is proposed to be filed with the Commission and will not file any such document without the consent of the Representative. Any such registration statement, prospectus, amendment or supplement, when filed, will comply in all material respects with the Securities Act and the Securities Act Rules and Regulations. In the event that the Registration Statement is effective at the time of execution of this Agreement, but the total number of Preferred Securities subject to this Agreement exceeds the number of Preferred Securities covered by the Registration Statement, the Offerors promptly will file with the Commission on the date hereof a registration statement pursuant to Rule 462(b) of the Rules and Regulations in accordance with the requirements of such Rule and will make payment of the filing fee therefor in accordance with the requirements of Rule 111(b) of the Rules and Regulations.

          (b) The Offerors will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing (i) when the Registration Statement, as amended, has become effective; (ii) if the provisions of Rule 430A of the Securities Act Rules and Regulations will be relied upon, when the

Prospectus has been filed in accordance with said Rule 430A; (iii) when any post-effective amendment to the Registration Statement becomes effective;
(iv) of any request made by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or Prospectus or for additional information; (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or any amendment or supplement thereto or the qualification of the securities for offering or sale in any jurisdiction, or the institution or threat of any investigation or proceedings for any such purpose by the Commission, any state securities commission or any other regulatory authority; and (vi) of the receipt of any comments from the Commission regarding the Registration Statement, any post-effective amendment thereto, the Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto. The Offerors will use their best efforts to prevent the issuance of any stop order by the Commission, and if at any time the Commission shall issue any stop order, the Offerors will use their best efforts to obtain the withdrawal of such stop order at the earliest possible moment.

          (c) The Offerors will cooperate with the Representative, the Underwriters and counsel to the Underwriters in qualifying or registering the Preferred Securities for sale, or obtaining an exemption therefrom, under the securities or Blue Sky laws of such jurisdictions as the Representative shall designate, and will continue such qualifications or registrations or exemptions in effect so long as requested by the Representative to complete the distribution of the Preferred Securities. Notwithstanding the foregoing, neither of the Offerors shall be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified.

          (d) The Offerors consent to the use of the Prospectus (and any amendment or supplement thereto) by the Underwriters and all dealers to whom the Preferred Securities may be sold, in connection with the offering or sale of the Preferred Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a prospectus relating to the Preferred Securities is required under the Securities Act to be delivered in connection with sales of the securities by an underwriter or dealer, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Securities Act or the Securities Act Rules and Regulations, the Offerors promptly will so notify the Representative and will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance. The Offerors will provide a copy of each such amendment or supplement to the Representative a reasonable time prior to the date on which it is proposed to be filed with the Commission and will not file any such amendment or supplement without the consent of the Representative.

          (e) As soon as practicable, but in any event not later than forty-five (45) calendar days after the end of the twelve (12) month period beginning on the day after the end of the fiscal quarter of the Offerors during which the effective date of the Registration Statement occurs (ninety (90) calendar days in the event that such quarter is the last fiscal quarter), the Offerors, to the extent not exempt pursuant to the Securities Act, the Securities Act Rules and Regulations or the exemptive authority of the Commission, will make generally available to their security holders, in the manner specified in Rule 158(b) of the Securities Act Rules and Regulations, and will deliver to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Securities Act and Rule 158(a) of the Securities Act Rules and Regulations, which statement need not be audited unless required by the Securities Act or the Securities Act Rules and Regulations, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

          (f) For a period of five (5) years commencing with the date hereof, as promptly as practical after filing or release, as the case may be, each of the Offerors will furnish to the Representative copies of (i) all annual reports, quarterly reports and current reports filed thereby with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission; (ii) such other documents, proxy statements, reports and information as are furnished thereby to its security holders generally;
(iii) each report filed thereby with the NNM; (iv) each press release in respect thereof; (v) and such other public information relating to the Offerors as the Representative may reasonably request.

          (g) The Offerors will furnish, without charge, to the Representative or on the Representative's order, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any amendments thereto, any registration statement filed pursuant to Rule 462(b) (of which copies two (2) will be signed and will include all financial statements and exhibits) and the Prospectus, and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Representative may reasonably request.

          (h) Each of the Offerors will use its best efforts to cause the Preferred Securities to be duly approved for listing on the NNM, subject to notice of issuance, prior to the Closing Date and to cause the Preferred Securities to remain listed for at least thirty-six (36) months thereafter.

          (i) None of the Offerors, either of the Subsidiaries or any of their officers or directors, trustees or affiliates, (within the meaning of the Securities Act Rules and Regulations) will take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any securities of the Offerors.

          (j) The Offerors will apply the net proceeds from the sale of the Common Securities, the Preferred Securities and the Subordinated Debentures in the manner and for the purposes set forth in the Prospectus and will make such disclosures of the application of such proceeds as may be required by Rule 463 of the Securities Act Rules and Regulations. Pending application of the net proceeds of the sale of the Common Securities, the Preferred Securities and the Subordinated Debentures in such manner, the Offerors and each of the Subsidiaries will operate their businesses in such manner and for such purposes and each will invest such net proceeds in such securities, so as not to become an "investment company" as such term is defined under the Investment Company Act.

          (k) To the extent not exempt pursuant to the Securities Act, the Securities Act Rules and Regulations or the exemptive authority of the Commission, each of the Offerors will timely file all such reports, forms or other documents as may be required from time to time, under the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and the rules and regulations thereunder, and all such reports, forms and documents so filed will comply as to form and substance with the applicable requirements under the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and the rules and regulations thereunder which may from time to time be applicable thereto. Each of the Offerors shall comply with the provisions of all undertakings contained in the Registration Statement.

          (l) Neither of the Offerors shall, prior to the exercise in full or expiration of the Underwriters' option to purchase Additional Securities, offer, sell, contract to sell or otherwise dispose of any securities issued or guaranteed by the Trust or the Company that, in the reasonable judgment of the Representative are substantially similar to the Preferred Securities, without the prior written consent of the Representative.

          (m) The Offerors will not, prior to the exercise in full or termination or expiration of the Underwriters' option to purchase the Additional Securities, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as described in or contemplated by the Registration Statement and the Prospectus.

          (n) Neither of the Offerors shall enter into any contractual agreement with respect to the distribution of the Preferred Securities except for the arrangements with the Underwriters pursuant hereto.

          (o) Each of the Offerors will use its best efforts to comply or cause to be complied with the conditions to the Underwriters' obligations set forth in
Section 8 hereof.

     Section 7.     Expenses.

          (a) If the Underwriters purchase the Firm Securities in accordance with the terms of this Agreement, the Company shall pay all costs, expenses and fees incident to the performance of its obligations and those of the Trust under this Agreement including, without limitation, the costs and expenses associated with (i) the printing and filing of the Registration Statement as originally filed and any amendments and exhibits thereto; (ii) the filing fee of the NASD and expenses relating to any review of the offering and listing of the Preferred Securities on the NNM; (iii) all costs and expenses incurred in connection with the preparation, issuance and delivery of the Preferred Securities to the Underwriters; (iv) the fees and disbursements of the Trust's and the Company's counsel and accountants; (v) all costs and expenses in connection with the qualification of the Preferred Securities under state securities laws in accordance with the provisions of Section 6(c), including filing fees and the reasonable fees and disbursements of counsel to the Underwriters in connection therewith and in connection with the preparation of the preliminary and final Blue Sky memoranda; (vi) the printing and delivery of copies of the preliminary and final Blue Sky memoranda; and (vii) the fees and expenses of the Property Trustee, the Delaware Trustee, the Indenture Trustee, and the Guarantee Trustee, and any agent of the Property Trustee, the Delaware Trustee, the Indenture Trustee, and the Guarantee Trustee, and the fees and disbursements of Trustees' counsel, in connection with the Trust Agreement and the issuance and delivery of the Preferred Securities.

          (b) If the purchase of the Firm Securities as herein contemplated is not consummated for any reason other than the Underwriters' default under this Agreement or by reason of Section 11(a) hereof, the Company shall pay all costs, expenses and fees incident to the performance of its obligations and those of the Trust under this Agreement and shall reimburse the several Underwriters for their out-of-pocket expenses (including but not limited to counsel fees and disbursements) in connection with any investigation made by them, and any preparation made by them in respect of marketing of the Firm Securities or in contemplation of the performance by them of their obligations hereunder.

     Section 8. Conditions of the Underwriters' Obligations. The obligations of each Underwriter to purchase and pay for the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I on the Closing Date and the ratable portion of any Additional Securities on any Option Closing Date are subject to the continuing accuracy of the representations and warranties of the Offerors contained herein as of the date hereof, as of the Closing Date and as of any such Option Closing Date, as the case may be, as if they had been made on and as of the Closing Date or any such Option Closing Date; the accuracy, on and as of the Closing Date or any such Option Closing Date, of the statements of officers or trustees of the Offerors, as the case may be, made pursuant to the provisions hereof; the performance by the Offerors, on and as of the Closing Date or any such Option Closing Date, of their respective covenants and agreements hereunder; and the following additional conditions:

          (a) The Registration Statement shall have been declared effective, and the Prospectus (containing the information omitted pursuant to Rule 430(A)) shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Representative shall have consented. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or pending or, to the best knowledge of the Offerors or the Representative, shall be contemplated or threatened by the Commission. The Offerors shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise). No stop orders suspending the sale of the Preferred Securities in any jurisdiction referred to in Section 6(c) shall have been issued, and no proceedings for that purpose shall have been instituted or shall be pending or, to the best knowledge of the Offerors or the Representative, shall be contemplated or threatened by the officials of any such jurisdiction.

          (b) The Representative shall not have advised the Offerors that the Registration Statement contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) On or prior to the Closing Date and each Option Closing Date, if any, the Representative shall have received from counsel to the Underwriter, such opinion or opinions with respect to the issuance and sale of the Common Securities, the Preferred Securities and the Subordinated Debentures, the Registration Statement and the Prospectus and such other related matters as the Representative reasonably may request, and such counsel shall have received such documents and other information as it requests to enable it to pass upon such matters.

          (d) On the Closing Date and each Option Closing, if any, the Representative shall receive:

               (i) The favorable opinion, dated as of the Closing Date or such Option Closing Date, of Ober, Kaler, Grimes & Shriver, counsel to the Company, substantially in the form and substance of Exhibit A attached hereto. In rendering such opinion, counsel may state that it is passing only on matters of Maryland and United States federal law. In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date or such Option Closing Date, of other counsel retained by it, the Company or the Trust as to laws of any jurisdiction other than the United States or the State of Maryland, provided that (A) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Underwriter and
(B) counsel to the Company shall state in its opinion that it and the Underwriters are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers and trustees of the Company, either of the Subsidiaries and the Trust, as the case may be, and certificates of public officials, provided that copies of all such certificates shall be attached to the opinion.

               (ii) The favorable opinion, dated the Closing Date or such Option Closing Date, of Richard, Layton & Finger, counsel to Wilmington Trust Company, as the Delaware Trustee, the Property Trustee, the Debenture Trustee and the Guarantor Trustee, substantially in the form and substance of Exhibit B attached hereto.

               (iii) The favorable opinion, dated the Closing Date or such Option Closing Date, of Richards, Layton & Finger, special Delaware counsel to the Company and the Trust, substantially in the form and substance of Exhibit C attached hereto.

     In rendering the opinions contemplated by clauses (ii) and (iii) above, counsel may rely upon an opinion or opinions, each dated the Closing Date or such Option Closing Date, of other counsel retained by it or the Company as to laws of any jurisdiction other than the United States or the State of Delaware, provided that (A) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representative and (B) counsel shall state in its opinion that it believes that it and the Underwriters are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers and trustees of the Company, either of the Subsidiaries and the Trust, as the case may be, and certificates of public officials, provided that copies of all such opinions shall be attached to the opinion.

          (e) On or prior to the Closing Date and each Option Closing Date, if any, counsel to the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably request in order to evidence the accuracy, completeness or satisfaction of any of the representations or warranties of the Company or the Trust or conditions herein contained.

          (f) On the date hereof the Representative shall have received a "cold comfort" letter from KPMG Peat Marwick LLP, independent certified public accountants, dated such date and addressed to the Underwriters, in form and substance satisfactory to the Representative, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (g) On the Closing Date, and each Option Closing Date, if any, the Representative shall have received from KPMG Peat Marwick LLP a letter, dated as of the such date, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 8(f).

          (h) On the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate, dated such date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that each such person has carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the applicable Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date or such Option Closing Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement or post-effective amendment thereto or suspending the use of any Prospectus or amendment or supplement thereto or the qualification of the Preferred Securities for offering or sale has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of each such person, are contemplated or threatened under the Securities Act or any applicable state securities or Blue Sky statute, and any and all filings required by Rule 424, Rule 430A and Rule 462(b) have been timely made;

               (iii) the Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required by the Securities Act or the Securities Act Rules and Regulations to be included therein, and neither the Registration Statement or the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus or any amendment or supplement thereto, and except as otherwise may be stated therein (A) none of the Company or either of the Subsidiaries has entered into any transaction or incurred any liability or obligation, contingent or otherwise, which is material to the Company and the Subsidiaries, taken as a whole; (B) there has not been any change in the outstanding capital stock of the Company, or any issuance of options, warrants or rights to purchase the capital stock of the Company except, with respect to options, such options as set forth in Schedule II hereto, or any material increase in the short-term or long-term debt the Company or either of the Subsidiaries, except indebtedness and deposit liabilities incurred by the Bank Subsidiary in the ordinary course of its banking business, or any event or circumstance giving rise to a Material Adverse Effect relating to the Company;
(C) none of the Company or either of the Subsidiaries has sustained any loss or damage (whether or not insured) which has resulted in or reasonably could be expected, individually or in the aggregate, to result in a Material Adverse Effect on the Company; (D) there has not been any interference with the business of the Company or either of the Subsidiaries from any labor dispute or court or governmental action, order or decree; (E) the Company has not paid or declared any dividend or other distribution with respect to its capital stock except the Stock Dividend; (F) there has not been any change, contingent or otherwise, in the direct or indirect control of the Company or the Trust nor, to the best knowledge of the Company, do there exist any circumstances which would reasonably be expected to result in such a change; (G) there is no litigation pending or, to the best knowledge of such officer, threatened against the Company or either of the Subsidiaries which might, individually or in the aggregate, have a Material Adverse Effect on the Company or which is required by the Securities Act and the Securities Act Rules and Regulations to be set forth in the Registration Statement or the Prospectus or an amendment or supplement thereto which has not been so set forth; and (H) there has not occurred any event required by the Securities Act and the Securities Act Rules and Regulations to be set forth in the Registration Statement or the Prospectus or an amendment or supplement thereto which has not been so set forth.

          References to the Registration Statement and the Prospectus in this
Section 8(h) are to such documents as amended and supplemented at the date of the certificate required hereby.

          (i) On the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate, dated the Closing Date, of the Administrators to the effect that each such Administrator has carefully examined the

Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and that:

               (A) the representations and warranties of the Trust in this Agreement are true and correct, as if made on and as of the Closing Date and each Option Closing Date, if any, and the Trust has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date or such Option Closing Date;

               (B) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or suspending the use of any Prospectus in any amendment or supplement thereto, or the qualification of the Preferred Securities for offering or sale has been issued has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of each such person, are contemplated or threatened under the Securities Act or any applicable state securities or Blue Sky statute, and any and all filings required by Rule 424, Rule 430A and Rule 462(b) have been timely made; and

               (C) the Registration Statement and Prospectus and, if any, each amendment and supplement thereto, contain all statements and information required by the Securities Act and the Rules and the Securities Act Regulations to be included therein, and neither the Registration Statement or the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.


          References to the Registration Statement and the Prospectus in this
Section 8(i) are to such documents as amended and supplemented at the date of the certificate required hereby.

          (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus up to and including the Closing Date or the applicable Option Closing Date, as the case may be, there has not been any change, or any development involving a prospective change, in the business or properties of the Company, either of the Subsidiaries or the Trust which change makes it impractical or inadvisable in the Representative's judgment to proceed with the public offering or the delivery of the Preferred Securities as contemplated by the Prospectus.

          (k) Prior to the Closing Date, the Preferred Securities shall have been duly authorized for listing on the NNM.

          (l) Prior to the Closing Date, the Preferred Securities shall have been qualified under the securities or Blue Sky laws of such jurisdictions as the Representative shall have designated or an exemption therefrom shall be available;

          (m) Prior to the Closing Date, the legality and sufficiency of the authorization, issuance and sale or transfer and sale of the Preferred Securities hereunder, the execution and delivery of this Agreement and all corporate proceedings and other legal matters incident thereto, and the form of the Registration Statement and the Prospectus (except financial statements) shall have been approved by counsel to the Underwriters exercising reasonable judgment.

          (n) Prior to the Closing Date, the NASD, upon review of the terms of the public offering of the Preferred Securities contemplated hereby, shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of the Preferred Securities and the Underwriters' participation in the sale of the Preferred Securities as so contemplated.

               All opinions, certificates, letters and documents to be furnished by the Offerors will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representative and to counsel for the Underwriters. The Offerors shall furnish the Underwriters with manually signed or conformed copies of such opinions, certificates, letters and documents in such quantities as the Representative reasonably requests. The certificates delivered under this Section 8 shall constitute representations, warranties and agreements of the Offerors as to all matters set forth therein as fully and effectively as if such matters had been set forth in Section 2 of this Agreement.

          If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the Closing Date or any Option Closing Date is not so satisfied or waived by the Representative, in its discretion, this Agreement, at the Representative's election, will terminate upon notification to the Offerors without liability on the part of any Underwriter (including the Representative), or the Offerors, except for the expenses to be paid by the Company pursuant to
Section 7 hereof and except to the extent provided in Section 9 hereof.

     Section 9.     Indemnification.

          (a) The Offerors agree, jointly and severally, to indemnify and hold harmless each Underwriter, and its officers, directors, partners, employees and agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages, liabilities or expenses whatsoever (which shall include, for all purposes of this

Section 9, but not be limited to, attorneys' fees and any and all fees and expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement), joint or several (and actions in respect thereof), to which such Underwriter, officer, director, partner, employee, agent, counsel or controlling person may become subject, under the Securities Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any Blue Sky application or other document executed by the Offerors specifically for the purposes of qualifying, or based upon written information furnished by the Offerors in any state or other jurisdiction in order to qualify, any or all of the Preferred Securities under the securities or Blue Sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, expenses of such Underwriter, partner, employee, agent or controlling person in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability, expense or action; provided, however, that neither of the Offerors will be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Offerors on behalf of such Underwriter through the Representative expressly for use therein (as identified in Section 9(b) hereof), and provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Preferred Securities which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Preferred Securities to such person in any case where such delivery is required by the Securities Act or (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus, unless such failure resulted from non-compliance by the Offerors with Section 6(d) hereof. The indemnity agreement in this Section 9(a) shall be in addition to any liability which the Offerors may otherwise have.

          (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Offerors, each of their respective directors or trustees, as the case may be, each of their respective officers or Administrators, as the case may be, who has signed the Registration Statement, their respective employees and agents and each person, if any, who controls either of the Offerors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages, liabilities or expenses whatsoever (which shall include, for all purposes of this Section 9, but not be limited to, attorneys' fees and any and all fees and expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement), (and actions in respect thereof) to which the Offerors or any such director, trustee, Administrator, officer, employee, agent or controlling person may become subject, under the Securities Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by that Underwriters through the Representative to the Offerors expressly for use therein. The Company and the Trust acknowledge that the statements with respect to the public offering of the Preferred Securities set forth under the caption "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters to the Offerors expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus. The indemnity agreement contained in this Section 9(b) shall be in addition to any liability which the Underwriters may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof it to be made against one or more indemnifying parties under this Section 9, notify such indemnifying party or parties of the commencement thereof; but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under Section 9(a) or Section 9(b) to the extent that the indemnifying party was not actually prejudiced by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel which approval shall not be unreasonably denied or delayed, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party has employed such counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.


          (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or Section 9(b) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. In any case where the Company and/or the Trust is a contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company and/or the Trust on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the initial offering and issuance of the Preferred Securities (before deducting expenses) bear to the total underwriting compensation received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and/or the Trust or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts applicable to the Preferred Securities purchased by the Underwriters hereunder. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations, and not joint. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 9(d), (i) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and (ii) each director of the Company, each trustee of the Trust, each officer of the Company or trustee of the Trust who has signed the Registration Statement, and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company or the Trust, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which claim for contribution may be made against another party or parties under this Section 9(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this Section 9(d) or (y) to the extent that such party or parties were not actually prejudiced by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

     Section 10. Representations, Etc. to Survive Delivery. The representations, warranties, agreements, covenants, indemnities and statements contained shall remain in full force and effect, regardless of (a) any termination of this Agreement; (b) any investigation made by or on behalf of the Underwriters or by or on behalf of any person controlling the Underwriters, or by or on behalf of the Offerors; and (c) delivery of and payment for the Preferred Securities.

     Section 11.    Effective Date and Termination.

          (a) This Agreement shall become effective at 9:00 a.m., Washington, DC time, on the first business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its sole discretion, shall release the Preferred Securities for the sale to the public, unless prior to such time the Representative shall have received written notice from the Company on behalf of itself and the Trust that they elect that this Agreement shall not become effective, or the Representative shall have given written notice to the Offerors that the Representative on behalf of the Underwriters elects that this Agreement shall not become effective; provided, however, that the provisions of this
Section 11 and of Section 7 and Section 9 hereof shall at all times be effective. For purposes of this Section 11(a), the Preferred Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of notification by the Representative to securities dealers releasing such Preferred Securities for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Preferred Securities.

          (b) This Agreement (except for the provisions of Sections 7 and 9 hereof) may be terminated by the Representative by written notice to the Company and the Trust in the event that either of the Offerors has failed to comply in any respect with any of the provisions of this Agreement required on its part to be complied with at or prior to the Closing Date or any Option Closing Date, or if any of the representations or warranties of the Offerors are not accurate in any respect or if the covenants, agreements or conditions of, or applicable to, the Offerors herein contained have not been complied with in any respect or satisfied within the time specified or the Closing Date or any Option Closing Date, as the case may be, or if prior to the Closing Date or Option Closing
Date:

               (i) the Company, either of the Subsidiaries or the Trust shall have sustained a loss by strike, fire, flood, accident or other calamity of such a character, in the judgment of the Representative, as to interfere materially with the conduct of the business and operations of the Company, the affected Subsidiary or the Trust, as the case may be, regardless of whether or not such loss was insured;

               (ii) trading in the securities of the Company or in securities generally on the New York Stock Exchange or the NNM shall have been suspended or a material limitation on such trading shall have been imposed or minimum or maximum prices shall have been established on either such exchange or market;

               (iii) a banking moratorium shall have been declared by Maryland, Delaware or United States authorities;

               (iv) there shall have been an outbreak or escalation of hostilities between the United States and any foreign power or an outbreak or escalation of any other insurrection or armed conflict involving the United States;

               (v) there shall have been commenced any action, suit or proceeding at law or in equity against the Company, either of the Subsidiaries or the Trust, or by any federal, state or other commission, board or agency, wherein, in the judgment of the Representative, any unfavorable decision would have a Material Adverse Effect on the Company, or the Trust, as the case may be;

               (vi) there shall have occurred the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the judgment of the Representative has or will have a Material Adverse Effect on the Company or the Trust;

               (vii) there shall have been taken any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in the judgment of the Representative has a material adverse effect or will have a material adverse effect on the financial markets in the United States;

               (viii) there shall have occurred any material adverse market conditions in the judgment of the Representative;

               (ix) the Company's independent public accountants shall have imposed qualifications in certifying to, or its attorneys in opining upon, material items including, without limitation, information in the footnotes to the financial statements or matters incident to the issuance and sale of the Common Securities, the Preferred Securities or the Subordinated Debentures, corporate proceedings or other subjects; or

               (x)  there shall have been a material adverse change in
(A) general economic, political or financial conditions or (B) the present or prospective business or condition (financial or other) of the Company, either of the Subsidiaries or the Trust, as the case may be that, in each case, in the judgment of the Representative, makes it impracticable or inadvisable to make or consummate the public offering, sale or delivery of the Preferred Securities on the terms and in the manner contemplated in the Prospectus and the Registration Statement.

          (c) Termination of this Agreement shall be without liability of any party to any other party other than as provided in Sections 7 and 9 hereof.

     Section 12.    Substitution of Underwriters.      If one or more of the
Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 11 hereof) to purchase and pay for the number of Preferred Securities agreed to be purchased by such Underwriter or Underwriters upon tender of such number of Preferred Securities in accordance with the terms hereof, and the number of such Preferred Securities shall not exceed ten percent (10%) of the Preferred Securities required to be purchased on the Closing Date, then, each of the non-defaulting Underwriters shall purchase and pay for (in addition to the number of such Preferred Securities which it has severally agreed to purchase hereunder) its proportionate share (based on the monetary obligations of the several Underwriters hereunder on account of the purchase of Preferred Securities, excluding the Preferred Securities allocable to the defaulting Underwriter or Underwriters) which the defaulting Underwriter or Underwriters shall have so failed or refused to purchase on such Closing Date. In such case, the Representative, on behalf of the Underwriters, shall have the right to postpone the Closing Date to a date not exceeding seven (7) full business days after the date originally fixed as such Closing Date pursuant to the terms hereof in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

          If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 11 hereof) to purchase and pay for the number of Preferred Securities agreed to be purchased by such Underwriter or Underwriters upon tender to the Representative on behalf thereof of such Preferred Securities in accordance with the terms hereof and the number of such Preferred Securities shall equal or exceed ten percent (10%) of the Preferred Securities required to be purchased by all the Underwriters on the Closing Date (unless within forty-eight (48) hours after such default arrangements to the satisfaction of the Representative shall have been made for the purchase of the defaulted Preferred Securities by an Underwriter or Underwriters) and subject to the provisions of Section 11(b) hereof, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or on the part of the Company or the Trust except as otherwise provided in Sections 7 and 9 hereof.
As used in this Agreement, the term "Underwriter" includes any person
substituted for an Underwriter under this Section 12.   Nothing in this
Section 12, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     Section 13. Default by the Company or the Trust. If the Trust shall fail at the Closing Date to sell and deliver the number of Preferred Securities which it is obligated to sell hereunder or the Company fails to deliver the number of Subordinated Debentures required to be delivered pursuant to the Trust Agreement, then this Agreement shall terminate without any liability on the part of any non-defaulting party. Nothing in this Section 13 shall relieve the Trust or the Company so defaulting from liability, if any, in respect of such default.

     Section 14. Notices. All communications hereunder shall be in writing and if sent to the Representative shall be mailed or delivered or sent by facsimile transmission and confirmed by letter to Ferris, Baker Watts, Incorporated at 1720 Eye Street, NW, Washington, DC 20006, Attention: Steven L. Shea (facsimile number: (410) 659-4632) or, if sent to the Company or the Trust, shall be mailed or delivered or sent by facsimile transmission and confirmed by letter to the Company at 1801 South Clinton Street, Baltimore, MD 21224, Attention Joseph A. Cicero (facsimile number: (410) 563-1594).

     Section 15. Successors. This Agreement shall inure to the benefit of and be binding upon the Company, the Trust and each Underwriter and the respective successors and legal representatives thereof, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representations, warranties, indemnities and contribution agreements of the Company and the Trust contained in this Agreement shall also be for the benefit of the officers, directors, partners, employees and agents of each Underwriter and any person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and except that the Underwriters' indemnity and contribution agreements shall also be for the benefit of the directors of the Company, the trustees of the Trust, the officers of the Company who have signed the Registration Statement on behalf of the Company or in the Company's role as Depositor under the Trust Agreement, the Administrators of the Trust, their respective employees and agents, and any person or persons, if any, who control the Company or the Trust within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Preferred Securities from the Underwriters will be deemed a successor because of such purchase.

     Section 16.    Applicable Law; Jurisdiction.      This Agreement shall be
governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the choice of law or conflict of law principles thereof. Each party hereto consents to the jurisdiction of each court in which any action is commenced seeking indemnity or contribution pursuant to Section 9 above and agrees to accept, either directly or through an agent, service of process of each such court.

     Section 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

                                    * * * * * * *
     If the foregoing is in accordance with your understanding, please sign and return to us three (3) counterparts hereof, and upon your acceptance hereof, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Trust in accordance with the terms hereof.


                              Very truly yours,

                              MARINER CAPITAL TRUST

                              By:       FIRST MARINER BANCORP
                                        Depositor



                              By ________________________________
                                    Name:
                                    Title: Administrator


                              FIRST MARINER BANCORP


                              By ________________________________
                                   Name:
                                   Title:

Accepted as of the date hereof

FERRIS, BAKER WATTS, INCORPORATED
1720 Eye Street, N.W.
Washington, D.C.  20006

By:  FERRIS, BAKER WATTS, INCORPORATED
On behalf of each of the Underwriters


By: ______________________________
     Name:
     Title:

                                      SCHEDULE I

                         NUMBER OF PREFERRED SECURITIES TO BE
                            PURCHASED BY EACH UNDERWRITER




                                                                               Number of Preferred Securities
Name of Underwriter                           Percentage                       to be Purchased from the Trust
--------------------                        -------------                     -----------------------------------

Ferris, Baker Watts, Incorporated



                                     SCHEDULE II

                            RECENT STOCK OPTION ISSUANCES
                 (Pursuant to Section 2(a)(xii) and Section 8(h)(iv))

                                                             Exhibit A to
                                                   Underwriting Agreement





     The opinion of counsel to the Company to be delivered pursuant to Section 8(d)(i) of the Underwriting Agreement shall be substantially to the effect that:

          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. The Company has all power and authority necessary to own or hold its properties and assets and to conduct the business in which it is engaged as described in or contemplated by the Prospectus. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

          (2) The Mortgage Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of [Maryland] and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. The Mortgage Subsidiary has all power and authority necessary to own or hold its properties and assets and to conduct the business in which it is engaged as described in or contemplated by the Prospectus.

          (3) The Bank Subsidiary is a state bank organized, validly existing and in good standing under the laws of Maryland and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. The Bank Subsidiary has all power and authority necessary to own or hold its properties and assets and to conduct the business in which it is engaged as described in or contemplated by the Prospectus. All eligible deposit accounts issued by the Bank Subsidiary are insured by the FDIC to the full extent permitted under applicable law.

          (4)The Trust Agreement has been duly qualified under the Trust Indenture Act.

          (5) Each of the Company and the Trust has all power and authority necessary to enter into, execute, deliver and perform its obligations under the Underwriting Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement, as applicable, and to effect the transactions contemplated thereby and by the

Prospectus. The performance of the Company's and/or the Trust's obligations under the Underwriting Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement, as applicable, have been duly authorized by all necessary corporate or trust action, as the case may be. The Underwriting Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement have been duly authorized, executed and delivered by the Company, the Trust, and/or the Administrators, as applicable, and each constitutes the valid and binding obligations of the Company and/or the Trust, as the case may be, enforceable against the Company and/or the Trust in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and by the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws).

          (6) The Company has all power and authority necessary to enter into, execute, deliver and perform its obligations under and with respect to the Subordinated Debentures. The Subordinated Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debenture Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and by the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws).

          (7) The Company has the duly authorized capital stock set forth in the Prospectus. All of the shares of capital stock of the Company issued and outstanding have been duly and validly authorized and issued, are fully paid and non-assessable, without personal liability attaching to the ownership thereof, and none of such shares have been issued or are owned or held in violation of any preemptive or other similar rights. Other than as set forth in the Prospectus, there are no options, warrants, or other rights to purchase or acquire from the Company or either Subsidiary any shares of the capital stock of the Company or a Subsidiary. There are no holders of the securities of the Company having rights to registration thereof or preemptive rights to purchase capital stock of the Company and neither the filing of the Registration Statement nor the offering or sale of the Preferred Securities or the Subordinated Debentures as contemplated by the Underwriting Agreement and the Prospectus gives rise to any rights (other than have been waived or satisfied) for or relating to the registration of any securities of the Company.

          (8) All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized, validly issued and are fully paid and non-assessable, all such shares are held, in the case of the Bank Subsidiary, by the Company, and in the case of the Mortgage Subsidiary, by the Bank Subsidiary, free and clear of any liens, security interests, pledges, charges, mortgages or other defects or encumbrances of any kind or nature.

          (9) Other than as set forth in the Prospectus, there are no pending proceedings or investigations or, to the best knowledge of counsel, threatened or contemplated proceedings or investigations, before any court or other governmental body that (A) are required to be disclosed in the Registration Statement or Prospectus which are not so disclosed; (B) reasonably could be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company or the Trust; or (C) reasonably could be expected to materially and adversely affect the consummation of the Underwriting Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement and the transactions contemplated thereby.

          (10) None of (A) the filing of the Registration Statement or any amendment thereto; (B) the Company's and the Trust's execution and delivery of the Underwriting Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement, as applicable; or (C) the consummation by the Company and the Trust of the transactions contemplated thereby and by the Prospectus will (X) violate any provision of the charter, bylaws or other governing documents of the Company or either of the Subsidiaries, or the Trust Agreement or the Certificate of the Trust, as applicable; (Y) violate, result in the breach of, or be in contravention of, or constitute a default under, any agreement or instrument to which the Company, either of the Subsidiaries or the Trust is a party or by which it may be bound or to which any of its assets, properties or businesses are or may be subject; or (Z) violate any statute, judgment, decree, order, rule or regulation applicable to the Company, either of the Subsidiaries or the Trust, except those, if any, that are described in the Prospectus or those which would not, individually or in the aggregate, have a Material Adverse Effect on the Company or the Trust, as the case may be.

          (11) No consent, authorization, approval, order, registration, license, certificate, declaration or permit of or from, or filing with, any court or other governmental body, is required in connection with the execution and delivery of the Underwriting Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement, or the issuance and sale of the Subordinated Debentures, or the consummation by the Company and the Trust of the other transactions contemplated by the Underwriting Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement, except such as may be required under the Securities Act, which has been obtained, or under state securities or Blue Sky laws.


          (12) The statements set forth in the Registration Statement under the captions "Description of Preferred Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee," "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee" and "Supervision and Regulation," insofar as they purport to describe the provisions of the laws and the provisions of documents referred to therein, are accurate and fairly summarize such provisions and there are no other provisions of law or of documents which are required by the Securities Act or the Securities Act Rules and Regulations to be described therein.

          (13) The statements of law or legal conclusions and opinions set forth in the Registration Statement under the caption "Certain Federal Income Tax Consequences," constitute an accurate summary of the matters discussed therein, subject to the assumptions and conditions described therein and accurately and fairly reflect such counsel's opinion.

          (14) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus has been filed as required by the Underwriting Agreement, if necessary, and to the best of counsel's knowledge (A) after telephonic inquiry of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and (B) no proceedings for that purpose are pending or have been initiated or threatened by the Commission.

          (15) The descriptions in the Registration Statement and Prospectus of contracts, instruments and other documents and any contracts, instruments or other documents filed as exhibits to the Registration Statement, and the description of statutes, legal and governmental proceedings and rulings, are accurate in all material respects and fairly present the information required to be disclosed, and counsel does not know of any statutes, legal or governmental proceedings or rulings required to be described in the Prospectus that are not described, or of any contracts, instruments or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that were not described and filed as required. The Registration Statement (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable), the Prospectus and each amendment or supplement thereto (except for the financial statements and other statistical or financial data included therein, as to which such counsel need express no opinion) made prior to the Closing Date (or an Option Closing Date, as the case may be) when it or they became effective or were filed with the Commission, as the case may be, and, in each case, at the Closing Date (or Option Closing Date, as the case may be), complied as to form in all material respects with the requirements of the Securities Act, the Securities Act Rules and Regulations, the Trust

Indenture Act and the rules and regulations thereunder.

          (16) None of the Company, either of the Subsidiaries or the Trust is and, after giving effect to the offering and sale of the Preferred Securities and the Subordinated Debentures, will be, an "investment company" or an "affiliated person" of or a "promoter" or "principal underwriter" of or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940.
          (17) The Bank Subsidiary is in good standing with the Maryland Commission and the activities of the Company and the Bank Subsidiary are permitted under applicable federal and state banking laws, rules and regulations. The Company and the Bank Subsidiary have all necessary approvals, including approvals of the Federal Reserve, the FDIC, the Maryland Commissioner and other bank regulating authorities having jurisdiction over it.


          (18) The Mortgage Subsidiary is in good standing with the Maryland Commissioner and the activities of the Mortgage Subsidiary are permitted under applicable federal and state laws, rules and regulations. The Mortgage Subsidiary has obtained, maintained in effect and holds all necessary consents, authorizations, approvals, orders, registrations, licenses, certificate, declarations and permits of and from, and has made all declarations and filings with all courts, regulatory bodies, administrative agencies, or other governmental bodies including approvals of the Maryland Commissioner and other mortgage bank regulating authorities having jurisdiction over it.

          (19) To the best knowledge of counsel, the Trust is not required to be authorized to do business in any other jurisdiction, and the Trust is not a party to or otherwise bound by any agreement, other than those described in the Prospectus.

          (20) No Tax Event, Capital Treatment Event or Investment Company Event (as each such term is defined in the Indenture) has occurred.


     In addition, counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and the Trust, with the Company's independent public accountants, and with the Representative, at which conferences the content of the Registration Statement and the Prospectus were discussed and at which conferences counsel made inquiries of such officers, representatives and accountants and, on the basis of the foregoing, nothing has come to counsel's attention that would lead such counsel to believe that either the Registration Statement or any amendment thereto, as of the date the Registration Statement or such amendment is or was declared effective, and as of the Closing Date or any Option Closing Date, as the case may be, or the

Prospectus as of the date thereof and as of the Closing Date or any Option Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements, and the notes and schedules related thereto and other financial information or statistical data included in the Registration Statement, any amendment thereto, or the Prospectus).

                                                                    Exhibit B to
                                                         Underwriting Agreement


     The opinion of counsel to the Property Trustee under the Trust Agreement, the Indenture Trustee under the Indenture and the Guarantee Trustee under the Guarantee to be delivered pursuant to Section 8(d)(ii) of the Underwriting Agreement shall be substantially to the effect that:

          (A) Wilmington Trust Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware.

          (B) Wilmington Trust Company has all power and authority necessary to execute, deliver and perform its obligations as Property Trustee under the Trust Agreement, Indenture Trustee under the Indenture and Guarantee Trustee under the Guarantee Agreement and has taken all necessary action to authorize the execution, delivery and performance, by it, of the Trust Agreement, the Indenture and the Guarantee Agreement.

          (C) Each of the Trust Agreement, the Indenture and the Guarantee Agreement has been duly authorized, executed and delivered by Wilmington Trust Company and constitutes a legal, valid and binding obligation of Wilmington Trust Company, enforceable against Wilmington Trust Company, in accordance with its terms.

          (D) The execution, delivery and performance by Wilmington Trust Company of the Trust Agreement, the Indenture and the Guarantee Agreement do not conflict with or constitute a breach of the charter or by-laws of Wilmington Trust Company.

          (E) No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of Wilmington Trust Company is required for the execution, delivery or performance by Wilmington Trust Company of the Trust Agreement, the Indenture and the Guarantee Agreement.

          (F) The Junior Subordinated Debentures delivered on the Closing Date (or an Option Closing Date, as the case may be) have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

                                                                    Exhibit C to
                                                          Underwriting Agreement


               The opinion of special Delaware counsel to the Company and the Trust to be delivered pursuant to Section 8(d)(iii) of the Underwriting Agreement shall be substantially to the effect that:

                    (A) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required as of the date hereof under the Delaware Act with respect to the creation and valid existence of the Trust as a business trust have been made.

                    (B) Under the Trust Agreement and the Delaware Act, the Trust has all trust power and authority necessary to own property and to conduct its business, all as described in the Prospectus.

                    (C) The Trust Agreement constitutes a valid and binding obligation of the Company and each of the Property Trustee, the Delaware Trustee and each of the Administrators, and is enforceable against the Company and each of the Property Trustee, the Delaware Trustee and each of the Administrators in accordance with its terms.

                    (D) Under the Trust Agreement and the Delaware Act, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, the Underwriting Agreement and (ii) to issue, and to perform its obligations under, the Preferred Securities and the Common Securities.


                    (E) Under the Trust Agreement and the Delaware Act, the execution and delivery by the Trust of the Underwriting Agreement, and the performance by it of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

                    (F) Under the Delaware Act, the certificate attached to the Trust Agreement as Exhibit D is an appropriate form of certificate to evidence ownership of the Preferred Securities. The Preferred Securities have been duly authorized for issuance by the Trust Agreement and, when issued, delivered and paid for in accordance with the terms of the Trust Agreement and the Underwriting Agreement, and as described in the Prospectus, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. [This opinion need not address the liability of any holder of a Preferred Security that is, was or becomes a named trustee of the Trust. In addition, this opinion may note that the holders of the Preferred Securities may be required to make payment or provide indemnity or security as set forth in the Trust Agreement.]

                    (G) The Common Securities have been duly authorized for issuance by the Trust Agreement and, when issued, delivered and paid for in accordance with the terms of the Trust Agreement and as described in the Prospectus, will be validly issued fully paid and nonassessable undivided beneficial interests in the assets of the Trust. [This opinion may note that the holders of the Common Securities may be required to make payment or provide indemnity or security as set forth in the Trust Agreement.]

                    (H) Under the Trust Agreement and the Delaware Act, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive or similar rights.

                    (I) The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the Prospectus and compliance by the Trust with its obligations under the Underwriting Agreement do not violate (i) any of the provisions of the Certificate of Trust or the Trust Agreement or (ii) any applicable Delaware law or administrative regulation.

                                         C-2